ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT (the "Assignment") is entered into as of the 22 day of March 2004 by and between and GCD ACQUISITION CORP., a Florida corporation (the "Assignor") and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (the "Assignee").

                                R E C I T A L S:

      A. Assignor and Assignee have entered into an Agreement dated as of March 22, 2004 (the "Agreement"), whereby Assignee has agreed to purchase from Assignor the Galileo Notes (as that term is defined in the Agreement

      B. In connection with the transfer of the Galileo Debt, Assignor desires to sell to Assignee all of its right, title and interest in and to the obligations evidenced by the Security (as that term is defined in the Purchase Agreement.

      C. In order to convey the Security to Assignee, the Assignor has entered into this Assignment to assign the Security and the underlying documents to Assignee.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. RECITATIONS. The above recitations are true and correct and are incorporated herein by this reference.

      2. ASSIGNMENT. Assignor hereby irrevocably conveys, sells, assigns, transfers and sets onto Assignee for the benefit of Assignee, all of Assignor's right, title and interest in and to the Security, and its liens on and security interests securing the Galileo Debt and the "Subsidiary Guarantees (as therein defined), all of which are listed on Schedule "A" and "B" attached hereto (collectively, the "Assigned Documents").

      3. ASSUMPTION. Assignee hereby purchases, accepts and assumes from Assignor the Assigned Documents and agrees to comply with all of the obligations, duties and liabilities of Assignor in the Assigned Documents.

      4. NO RECOURSE OR WARRANTY. This Assignment is made without recourse, representation or warranty

      5. FURTHER ASSURANCES. Each of the parties hereto agree that they will take such further action and execute all such further papers, documents and instruments as may be necessary or reasonably required by either of them to carry into effect the purposes and terms, conditions and provisions of this Assignment, including but not limited to corporate governance matters arising prior to or after execution of this Assignment.

      6. GOVERNING LAW. This Assignment and all questions related to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of laws and principles

      7. JURISDICTION AND VENUE. The parties acknowledge that a substantial portion of the negotiations, anticipated performance and execution of this Assignment occurred or shall occur in Miami-Dade County, Florida and that, therefore, each party irrevocably and unconditionally agree that: (a) any suit, action or legal proceeding arising out of or relating to this Agreement and the subject matter thereof shall be brought in the courts of record of the State of Florida in Miami-Dade County or the United States District Court Southern District of Florida, (b) consents to the jurisdiction of each such court in any suit, action or proceeding, and (c) waives any objection to the venue of any suit, action or proceeding in any such court.

      8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of all parties hereto and their respective legal representatives, heirs, successors and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                             AMERICAN LEISURE HOLDINGS, INC.,a
                                             Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                             GCD ACQUISITION CORP.,a
                                             Florida corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                   SCHEDULE A

1. Amended and Restated Loan Agreement between ATWT and Galileo, dated as of November 17, 2000.

2. Guaranty by STII for the benefit of Galileo, dated as of November 17, 2000.

3.    Guaranty by BVIT for the benefit of Galileo, dated as of January 28, 2000.

4. Ratification of Guaranty by BVIT in favor of Galileo, dated as of November 17, 2000.

5. Seller Debt Subordination Agreement among ATWT, Simon Hassine, as Agent, and Galileo, dated as of December 23, 1999.

6.    Security Agreement between ATWT and Galileo, dated as of December 23,
      1999.

7.    Security Agreement between BVIT and Galileo, dated as of January 28, 2000.

8.    Security Agreement between STII and Galileo, dated as of November 17,2000.

9. Collateral Assignment of Leases, dated as of December 23, 1999 between Galileo and ATWT.

10. Collateral Assignment of Leases, dated as of November 17, 2000 between Galileo and STII.

11. Landlord's Consent to the Collateral Assignment of Leases, dated as of December 23, 1999 for the premises located at:

      (a)   4730 N.W. Boca Raton Boulevard, Boca Raton, Florida

      (b)   1701 Ponce De Leon Boulevard, Coral Gables, Florida

12. Stock Pledge Agreement between ATWT and Galileo, dated as of November 17, 2000 relating to stock of STII.

13. Stock Pledge Agreement between ATWT and Galileo, dated as of January 28, 2000 relating to the stock of BVIT.

14. Assignments of Acquisition Instruments by ATWT as Assignor to Galileo as
Assignee:

            (a) Assignment dated as of December 13, 2000, relating to the acquisition of CRT Venture Travel of Florida, Inc., along with the acknowledgment of CRT

            (b) Assignment dated as of December 7, 2000, relating to the acquisition of Worldwide Travel, Inc., along with the acknowledgment of Worldwide

            (c) Assignment dated as of August 22, 2000, relating to the acquisition of Express Travel of Miami, Inc., along with the acknowledgment of Express Travel

            (d) Assignment dated as of July 28, 2000, relating to the acquisition of Preferred Travel Services, Inc., along with the acknowledgment of Preferred Travel

            (e) Assignment dated as of May 25, 2000, relating to the acquisition of Coast to Coast, Inc., along with the acknowledgment of Coast to Coast

            (f) Assignment dated as of April 25, 2000, relating to the acquisition of Vision Travel, Inc., along with the acknowledgment of Vision

            (g) Assignment dated as of March 17, 2000, relating to the acquisition of First Class Centers, Inc., along with the acknowledgment of First Class

            (h) Assignment dated as of January 28, 2000, relating to the acquisitions of BVIT, White Heron Travel, Beach Trail Leisure, Inc., CRT Venture of Florida, Inc., and Squires Travel Service, Inc., along with the acknowledgments of BVIT, White Heron, Beach Trail, CRT and Squires

            (i) Assignment dated as of December 23, 1999, relating to the acquisitions of De Lara Travel Consultants and Travel Leaders, Inc., along with the acknowledgments of De Lara and Travel Leaders

            (j) Assignment of Acquisition Instruments by STII dated as of November 17, 2000, relating to the acquisition of STII, along with the acknowledgements of The Shadmore Trust UTD DTD January 26, 1989.

                                   SCHEDULE B

1.    UCC Financing Statements filed for ATWT as Debtor and Galileo as Secured
      Party:

      (a) File number 9900019914 filed December 16, 1999 with the Recorder of Deeds for the District of Columbia

      (b) File number 9935660283 filed December 16, 1999 with the Secretary of State of California

      (c) File number 990000282221 filed December 15, 1999 with the Secretary of State of Florida

      (d) File number 09489C filed December 16, 1999 with the Secretary of State of Michigan

      (e) File number 681749 filed December 16, 1999 with the Secretary of the Commonwealth of Massachusetts

      (f) File number 421987 filed December 16, 1999 with the City Clerk of Boston, Massachusetts

      (g) File number 1947912 filed December 16, 1999 with the Secretary of State of New Jersey

      (h) File number 252293 filed December 16, 1999 with the Secretary of State of New York

      (i) File number 99PN68938 filed December 27, 1999 with the City Register, New York County, New York

      (j) File number 31060242 filed December 16, 1999 with the Secretary of Commonwealth of Pennsylvania

      (k) File number 996926 filed December 16, 1999 with the Prothonotary of Philadelphia County, Pennsylvania

      (l) File number 286512 filed December 16, 1999 with the Prothonotary of Montgomery County, Pennsylvania

      (m) File number 99-247575 filed December 16, 1999 with the Secretary of State of Texas

      (n) File number 1602922 filed February 16, 2000 with the Secretary State of Kentucky

      (o) File number 2002506 filed March 8, 2000 with the County Clerk of Boone County, Kentucky

      (p) File number AP0212701 filed February 7, 2000 with the Secretary State of Ohio

      (q) File number U-00-12953 filed December 21, 2000 in Lancaster County, Pennsylvania

      (r) File number 2000ST0350301 filed December 21, 2000 in York County, Pennsylvania

      (s) File number 00-8760 filed December 21, 2000 Cumberland County, Pennsylvania

      (t) File number 00-2876ST filed December 21, 2000 in Berks County, Pennsylvania

      (u) File number AP301653 filed December 21, 2000 with the Secretary State of Ohio

      (v)   File number 509179 filed December 21, 2000 in Lucas County, Ohio

2. UCC Financing Statement filed against Bon Voyage International Travel as Debtor and Galileo as Secured Party, File Number 200000033377 filed February 7, 2000 with the Secretary of State of Florida

3. UCC Financing Statements filed against Sundance California Subsidiary naming Galileo as Secured Party:

      (a) File number 0033960129 filed on November 30, 2000 with the Secretary of State of California (Sundance Travel International, Inc. as debtor)

      (b) File number 0033960123 filed on November 30, 2000 with the Secretary of State of California (ATWT Acquisition Corp. as debtor)